UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2020

ROID GROUP, INC.

(Exact name of Company as specified in its charter)

Nevada	333-201836	46-4261474
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Dr. Kwanghyun Kim

Chief Executive Officer

10246 Black Mountain Rd.,

San Diego, CA 92126

(Address of principal executive offices)

Phone: (858) 365.1737

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Auditor

On August 17, 2020, ROID Group, Inc. (the “Registrant” or “Company”)) dismissed Prager Metis CPAs, LLP (“Prager Metis”) as the Company’s Independent Registered Public Accounting firm. On August 17, 2020, the Board of Directors of the Company authorized the dismissal.

Since Prager Metis engagement on August 8, 2019 and through Prager Metis’ dismissal on August 17, 2020, there were (1) no disagreements with Prager Metis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction Prager Metis would have caused Prager Metis to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Prager Metis with a copy of this disclosure on August 17, 2020, providing Prager Metis with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Prager Metis’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b)- Engagement of Auditor

On August 17, 2020, the Registrant engaged Michael Gillespie & Associates, PLLC (“Michael Gillespie”) as its new independent registered public accounting firm beginning with the fiscal year ending December 31, 2018. The change in the Registrant’s independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through the date of this Current Report, neither the Registrant nor anyone on its behalf consulted with Michael Gillespie regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Registrant’s financial statements, and none of the following was provided to the Registrant:

(a)	a written report; or (b) oral advice that Michael Gillespie concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Prager Metis CPAs, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROID Group, Inc.

Date: August 26, 2020	By:	/s/ Dr. Kwanghyun Kim
Dr. Kwanghyun Kim
President and CEO